Exhibit 99.2
The New Regions "Creating Shareholder Value Through... Improved Financial Returns, Enhanced Growth Opportunities, Increased Scale and Superior Execution" May 25, 2006

Forward Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the benefits of the proposed merger between Regions Financial and AmSouth (the "Merger"), including future financial and operating results, cost savings, enhanced revenues and the accretion / dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Regions and AmSouth caution readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of Regions Financial and/or AmSouth in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Regions and AmSouth to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company's filings with the Securities and Exchange Commission (the "SEC"). Regions Financial and AmSouth do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation.

Additional Information The proposed Merger will be submitted to Regions Financial's and AmSouth's stockholders for their consideration. Regions Financial will file a registration statement, which will include a joint proxy statement / prospectus to be sent to each company's stockholders, and each of Regions Financial and AmSouth may file other relevant documents concerning the proposed Merger with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement / prospectus regarding the proposed Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement / prospectus, as well as other filings containing information about Regions Financial and AmSouth, at the SEC's website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, by accessing Regions Financial's website (http://www.Regions.com) under the tab "Investor Relations" and then under the heading "SEC Filings", or by accessing AmSouth's website (http://www.AmSouth.com) under the tab "About AmSouth", then under the tab "Investor Relations" and then under the heading "SEC Filings". Regions Financial and AmSouth and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Regions Financial and/or AmSouth in connection with the proposed Merger. Information about the directors and executive officers of Regions Financial is set forth in the proxy statement for Regions Financial's 2006 annual meeting of stockholders, as filed with the SEC on April 5, 2006. Information about the directors and executive officers of AmSouth is set forth in the proxy statement for AmSouth's 2006 annual meeting of stockholders, as filed with the SEC on April 20, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described above.

Transaction Rationale - The Power of the Combination Financially Compelling Market-for-market exchange Substantial cost takeout opportunities Significant potential EPS accretion Meaningful excess capital generated Strategically Compelling Creates top 10 U.S. bank Strong presence in its core markets Combination enhances revenue composition, growth prospects and capital efficiency Willingness to reallocate resources to higher growth markets Key management roles defined Disciplined approach to integration

Transaction Summary Regions Financial Corporation 0.7974 Regions shares per AmSouth share1 62% Regions / 38% AmSouth $27 billion 12 Regions / 9 AmSouth Jack Moore - Chairman Dowd Ritter - Chief Executive Officer Current Regions dividend $2.5 billion Q4 2006 Normal shareholder and regulatory Completed 19.9% Name: Exchange Ratio: Ownership: Combined Market Capitalization: Board of Directors: Executive Management: Dividend Policy: Illustrative Divestitures: Anticipated Closing: Approvals: Due Diligence: Reciprocal Options: 1 Based on market close on 22-May-2006 with a Regions stock price of $35.68 and AmSouth stock price of $28.53.

Proposed Executive Management Team Human Resources Dave Edmonds Operations & Technology Dave Gordon Chief Financial Officer Bryan Jordan Financial Services Doug Edwards General Banking Group Sam Upchurch Alan Deer General Counsel Corporate Secretary Lines of Business Group Grayson Hall Transition & Integration Rick Horsley Chief Risk Officer Bill Wells Board of Directors Jackson W. Moore Chairman Allen Morgan Vice Chairman C. Dowd Ritter President and CEO

Integration and Strategic Vision Strategic combination of like-minded partners with a shared vision of the future Execution risk mitigated by similar operating models and conservative transaction structure Draw on successful integration track records of both organizations Communicate consistently with employees, customers and affected communities Both companies are well prepared and ready for this merger

Combined Franchise Footprint AmSouth Regions Morgan Keegan Insurance Source: SNL DataSource. Deposit data as of 30-Jun-2005. Note: Does not include impact of deposit divestitures. 2,000 Bank Branches 2,800 ATMS 5mm Households

Combination Creates Scale and Regional Leadership Source: SNL DataSource; statistics pro forma for recent acquisitions. Note: Market data as of 23-May-2006; pro forma for recent acquisitions. Pro forma market capitalization, deposits and branches do not include the impact of branch consolidation or divestitures.

Strengthens Presence in Key MSAs 1. Birmingham-Hoover, AL 1 90 $ 6,340 61% 39% 2. Nashville, TN 1 102 6,102 73 27 3. Miami, FL 5 71 5,416 - 100 4. Tampa-St.Petersburg-Clearwater, FL 4 80 3,530 91 9 5. Memphis, TN-MS-AR 2 80 3,493 19 81 6. Mobile, AL 1 46 3,305 38 62 7. Saint Louis, MO-IL 4 78 3,251 - 100 8. Atlanta-Sandy Springs-Marietta, GA 7 58 2,596 - 100 9. Montgomery, AL 1 32 2,207 34 66 10. Jackson, MS 2 45 1,916 77 23 11. New Orleans-Metairie-Kenner, LA 4 44 1,911 27 73 12. Huntsville, AL 1 33 1,907 41 59 13. Knoxville, TN 2 41 1,866 81 19 14. Little Rock-North Little Rock, AR 1 34 1,772 - 100 15. Baton Rouge, LA 4 38 1,426 16 84 16. Pensacola-Ferry Pass-Brent, FL 1 28 1,384 71 29 17. Chattanooga, TN-GA 3 36 1,301 84 16 18. Tuscaloosa, AL 1 16 1,232 38 62 19. Orlando-Kissimmee, FL 6 43 1,213 76 24 20. Daphne-Fairhope, AL 1 20 1,028 28 72 21. Shreveport-Bossier City, LA 2 23 993 77 23 22. Indianapolis-Carmel, IN 6 30 843 - 100 23. Panama City-Lynn Haven, FL 1 12 828 40 60 24. Houston-Sugar Land-Baytown, TX 18 31 805 - 100 25. Naples-Marco Island, FL 5 11 711 100 - MSA Rank Branches Deposits AmSouth Regions Contribution Source: SNL DataSource. Deposit data as of 30-Jun-2005. Note: Does not include impact of deposit divestitures. Ranked #1-5 in 21 of Top 25 Markets #1 in 10 of Top 25 Markets

Combination Creates Strategic Opportunities Greater portfolio diversity Limited credit overlap Increased lending capacity Diverse business mix Morgan Keegan Trust Insurance Mortgage Benefit from size and diversity Excess capital from synergies Accelerate investment in high growth markets Balance Sheet Benefits Broad Customer Penetration Enhanced Fee Revenues Improved Capital Efficiency Accelerated Deposit Growth

A Balanced Loan Portfolio Residential Real Estate Construction Consumer Commercial Real Estate Small/Middle Market Business 20 13 22 17 28 Residential Real Estate 20% Construction 13% Consumer 22% Commercial Real Estate 17% Small/Middle Market Business 28% Total Combined Loans = $95.2 Billion Minimal Overlapping Credits

AmSouth Morgan Keegan Incremental opportunity through successful leveraging of Morgan Keegan across AmSouth's franchise 300+ brokerage locations in 16 states 1,070 financial advisors Customer assets of $61 billion Trust assets of $37 billion Presence in over 250 Regions bank branches 644 full-service bank branch locations 270 Series 7 licensed financial consultants Trust assets of $27 billion Strong de novo experience capabilities Private banking / 25,000 households Leading Regional Brokerage Platform to be Levered Across AmSouth Franchise 97 Morgan Keegan locations in AmSouth's footprint Leverage private banking capabilities Increased Florida opportunities

AmSouth's Successful De Novo Branching Track Record in Florida AmSouth has opened 93 Florida offices since 2002 Generated $1.6 billion in deposits Produced $1 billion in loans Represents 70,000 consumer households Given strong market demographics, additional growth opportunities exist 45 additional locations will be opened during the remainder of this year Opportunity to leverage de novo branching expertise across the combined footprint Broader access to demographically attractive markets

Enhanced Capital Generation and Efficiency Tangible Common Equity / Tangible Assets Pro Forma1 Regions SunTrust National City BB&T Large-Cap Banks Regional Banks East 0.0611 0.0572 0.0629 0.0588 0.0495 0.0588 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Ratings2 (S&P / Moody's) A / A1 A+ / Aa3 A+ / Aa3 - - ~ $1 bn of Annual Capital Generation Source: SNL DataSource. Financial data at 31-Mar-2006. Note: Large Caps: Bank of America, Wells Fargo, Wachovia, U.S. Bancorp. Regional Banks: SunTrust, National City, BB&T, Fifth Third, PNC, KeyCorp, M&T, M&I, Comerica. Includes estimated goodwill, restructuring charges and core deposit intangibles. Does not include impact of deposit divestitures. Regions ratings are prior to transaction announcement.

Pro Forma Financial Impact

Transaction Assumptions Cost Savings: Restructuring Charge: Revenue Enhancements: Illustrative Divestitures: Core Deposit Intangible: Earnings estimates1: Closing: $400 million pre-tax annual cost savings (approximately 10% of combined expenses) Full run-rate cost saves achieved by Q2 2008 Realization of $150 million pre-tax in 2007, $350 million pre-tax in 2008 $700 million pre-tax None assumed $2.5 billion 3% of AmSouth's core deposits amortized over 10 years using sum of the years digits methodology AmSouth 2006E and 2007E EPS of $2.13 and $2.30, respectively; 2008E EPS applies 7.5% growth to 2007E Regions 2006E and 2007E EPS of $2.58 and $2.77, respectively; 2008E EPS applies 8.0% growth to 2007E Q4 2006 1 Based on First Call consensus estimates.

Pro Forma Financial Results Note: Analysis does not take into account impact of purchase accounting mark to market adjustments or revenue synergies.

Substantial Synergies with Low Integration Risk Personnel $200 Occupancy / Equipment 65 Operations / Technology Reductions 75 Corporate / Other 60 Total (Pre-Tax) $400 (Dollars in Millions) Fully Phased-in Cost Savings Expected Sources of Cost Savings Significant branch overlap - Over 230 branches within 1 mile radius Full run-rate cost savings achieved by Q2 2008

Cost Savings Value Creation for Shareholders 1 Capitalizes management's estimated cost savings of $400mm pre-tax (38% marginal tax rate) at a 12.5x earnings multiple, less the impact of estimated restructuring costs of $700mm pre-tax (30% tax rate). Regions 62% $1.6bn Approximately 10% Per Share AmSouth 38% $1.0bn Approximately 10% Per Share $2.6bn of Value1 $400mm Cost Savings Ownership: Share of Cost Savings: Value Creation:

Deliberate, Disciplined Approach to Combining Financial Models Generate positive operating leverage through expense control and quality revenue growth Financial metric driven Rigorous evaluation of capital allocation Willingness to exit low return markets and businesses Focus on high density / higher growth markets Redeploy capital at higher returns Focus relentlessly on execution Measurement and accountability

Transaction Rationale - The Power of the Combination Financially Compelling Market-for-market exchange Substantial cost takeout opportunities Significant potential EPS accretion Meaningful excess capital generated Strategically Compelling Creates top 10 U.S. bank Strong presence in its core markets Combination enhances revenue composition, growth prospects and capital efficiency Willingness to reallocate resources to higher growth markets Key management roles defined Disciplined approach to integration

Appendix

Source: Publicly available financial statements. 1 Does not include purchase accounting adjustments and/or merger costs. Combined Balance Sheet (Dollars in Millions) As of 03/31/2006 AmSouth Regions Combined 1 Assets: Cash and Investment Securities $ 12,505 $ 13,913 $ 26,418 Loans, net of unearned income 36,738 58,460 95,198 Goodwill & Intangibles 296 5,292 5,588 Other Assets 3,320 6,929 10,249 Total Assets $ 52,858 $ 84,595 $ 137,453 Liabilities and Equity Deposits $ 37,119 $ 60,519 $ 97,638 Borrowings 10,296 11,518 21,814 Other Liabilities 1,825 1,900 3,726 Total Liabilities $ 49,240 $ 73,938 $ 123,178 Equity 3,618 10,657 14,275 Total Liabilities and Equity $ 52,858 $ 84,595 $ 137,453

Loan Composition Source: Publicly available financial statements.

Allowance / Loans2 0.96% 1.34% 1.19% 1.06 % Allowance / NPAs2 351.1 191.3 222.7 288.4 NPAs / Assets 0.19 0.48 0.37 0.27 NCOs / Avg. Loans 0.47 0.20 0.30 0.17 AmSouth Regions Combined Regional Banks1 Strengthened Balance Sheet / Diversified Portfolio Improves Credit Risk Profile Expanded geographic and loan category diversification of portfolio improves pro forma companies credit profile Historically strong credit quality metrics with shared underwriting standards Total Hurricane Katrina reserves of $77 million of which $72 million are still available Credit Quality Metrics 1 Includes SunTrust, National City, BB&T, Fifth Third, PNC, KeyCorp, M&T, M&I, Comerica. 2 Does not give effect to SOP03-3 adjustment.

Deposit Composition Source: Publicly available financial statements. (Dollars in Millions) As of 03/31/2006 Non-Interest $ 8,291 22 % Non-Interest $ 13,328 22 % Non-Interest $ 21,619 22 % Savings/NOW/MMKT 17,387 47 Savings/NOW/MMKT 25,570 42 Savings/NOW/MMKT 42,957 44 Time 10,424 28 Time 18,355 30 Time 28,779 29 Foreign 1,017 3 Foreign 3,266 5 Foreign 4,283 4 Total $ 37,119 Total $ 60,519 Total $ 97,638 AmSouth Regions Combined

Pro Forma Financial Results